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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-96163 and 333-88159) of Red Hat, Inc. of our report dated March 24, 2000 relating to the financial statements of Red Hat, Inc. which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP


Raleigh, North Carolina
May 22, 2000